                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               February 25, 1998



                           CREATIVE RESOURCES, INC.


Nevada                            0-18139                           22-2798898
------                            -------                           ----------

(State of Incorporation)      (Comm. File No.)            (IRS Employer ID No.)


            26 Mill Plain Rd., Suite 2B, Danbury, Connecticut 06811

                                (203) 778-5002

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Item 5.    Other Events
           ------------

The principal shareholder, a director and sole officer of the Company passed away on February 19, 1998.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE RESOURCES, INC.
    (Registrant)




By /s/ Charles R. Bliss, Jr.
   -------------------------
       Charles R. Bliss, Jr.
               Director


Dated: February 25, 1998